SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

                                        FORM 8-K

                                                                                       Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  November 14, 2005

Optimal Group Inc.

(Exact Name of Registrant as Specified in its Charter)

Canada

(State or Other Jurisdiction of Incorporation)

0-28572	98-0160833
(Commission File Number)	(IRS Employer Identification No.)

3500 de Maisonneuve Blvd. West, 2 Place Alexis-Nihon, Suite 1700, Montreal, Quebec, Canada H3Z 3C1

(Address of Principal Executive Offices, Including Zip Code)

(514) 738-8885

(Registrant’s Telephone Number, Including Area Code)

ITEM 7.01 REGULATION FD DISCLOSURE

On November 14, 2005, the registrant issued a press release. A copy of the press release is attached hereto as Exhibit 99. The information furnished under Item 7.01 of this Current Report on Form 8-K,

including Exhibit 99, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

SIGNATURES:

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 14, 2005

Optimal Group Inc. (Registrant) By: /s/ Holden Ostrin Holden Ostrin Co-Chairman

Exhibit Index
Exhibit 99	Press Release dated November 14, 2005